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Exhibit 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in this Registration Statement on Form N-4 (File No. 811-8537) of our report dated April 11, 2008, relating to the statutory financial statements and financial statement schedules of Protective Life and Annuity Insurance Company, which appears in such Registration Statement. We also consent to the use in this Registration Statement on Form N-4 of our report dated April 24, 2008, relating to the financial statements of The Variable Annuity Account A of Protective Life, which appears in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.

Birmingham, Alabama
October 29, 2008

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  Exhibit 10(b)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM